COLONIAL U.S. STOCK FUND
                    Supplement to Prospectus
        Dated October 28, 1996, Revised February 28, 1997
            (Replacing Supplement dated May 1, 1997)

The following information is added after the first paragraph under the caption THE FUND'S FINANCIAL HISTORY:

                                                      Unaudited
                                            Six months ended December 31, 1996
                                            ----------------------------------
                                          Class A          Class B         Class D
                                          -------          -------         -------
Net asset value - Beginning of period    $14.470           $14.360         $14.410
                                         -------           -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income  (a)                 0.056            0.001            0.001
Net realized and unrealized gain (loss)    1.344            1.329            1.339
                                           -----            -----            -----
  Total from Investment Operations         1.400            1.330            1.340
                                           -----            -----            -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                (0.050)             ---              ---
From net realized gains                   (1.250)          (1.250)          (1.250)
                                          -------          -------          -------
   Total Distributions Declared
      to Shareholders                     (1.300)          (1.250)          (1.250)
                                          -------          -------          -------
Net asset value - End of period          $14.570          $14.440          $14.500
                                         ========         ========         ========
Total return(b)                            9.49% (e)         9.08% (e)        9.12% (e)
                                         ========         ========         ========
RATIOS TO AVERAGE NET ASSETS
Expenses                                   1.43% (f)(c)      2.18% (f) (c)    2.18% (f) (c)
Net investment income                      0.76% (f)(c)      0.01% (f) (c)    0.01% (f) (c)
Portfolio turnover                           64% (e)           64% (e)          64% (e)
Average commission rate (d)             $0.0345           $0.0345          $0.0345
Net assets at end of period (000)      $180,620          $331,057           $9,334

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.
(e) Not annualized.
(f) Annualized.

Effective  April 24, 1997, Peter Wiley no longer  co-managed  the
Fund.

Mark Stoeckle, Vice President of the Adviser, has managed or co-managed the Fund since November, 1996. Prior to joining the Adviser in 1996, Mr. Stoeckle was a portfolio manager at Massachusetts Financial Services Company and an investment banker at Bear, Stearns & Co. Inc.

The  third  paragraph under the caption HOW THE FUND PURSUES ITS
OBJECTIVE AND CERTAIN RISK FACTORS is deleted in its entirety.

A new paragraph is added as the second paragraph under the caption HOW TO BUY SHARES as follows:

The Fund also offers Class Z shares, which are offered through a separate Prospectus only to (i) certain institutions (including certain insurance companies and banks investing for their own account, trusts, endowment funds, foundations and investment companies) and defined benefit retirement plans investing a minimum of $5 million in the Fund and (ii) the Adviser and its affiliates.

SF-36/724D-0597                                    May 30, 1997